                                                                    EXHIBIT 10.4



                            REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT, dated as of January 15, 1997, is between NEXTLINK COMMUNICATIONS, INC., a Washington corporation (the "Company") and the parties that are signatories to this Agreement that are holders of Class B Common Stock of the Company or of options to purchase Class B Common Stock (the "Holders").

         WHEREAS, the Holders have made capital contributions to NEXTLINK Communications, L.L.C., a Washington limited liability company ("LLC"), the predecessor in interest to the Company, and currently own all of the issued and outstanding shares of Class B common stock, $.01 par value, of the Company, or options to purchase the Class B Common stock, (the "Class B Common Stock"); and

         WHEREAS, in connection with the incorporation of the Company, the Company wishes to grant to the Holders certain registration rights with respect to the shares of Class A common stock, par value $.01 per share of the Company (the "Class A Common Stock") for which the shares of Class B Common Stock are convertible that the Holders currently own or may acquire in the future, as provided further herein.

         NOW THEREFORE, in consideration of the capital contributions made by the Holders to LLC and of the promises herein contained, the parties hereto agree as follows:

         1.   DEFINITIONS.

         As used in this Agreement:

         (i) the terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

         (ii) the term "Registrable Securities" means (A) all shares of Class A Common Stock owned by the Holders as of the date hereof, (B) any shares of Class A Common Stock acquired by the Holders through conversion of Class B Common Stock or otherwise and (C) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Class A Common Stock referred to in clause (A) or
(B) above;

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         (iii)  the term "Holder" shall mean solely those parties that are a signatory to this Agreement;

         (iv) the term "Initiating Holders" shall mean any Holder or Holders who in the aggregate are Holders of more than 4% of the then outstanding Registrable Securities;

         (v) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Act;

         (vi) "Qualifying IPO" shall mean a public offering of Class A Common Stock of the Company that results in net proceeds to the Company of not less than Seventy Five Million Dollars ($75,000,000) or such lesser amount as the Directors of the Company may, in their discretion, determine to be adequate to commence the rights of the Holders hereunder;

         (vii) "Registration Expenses" shall mean all third-party expenses incurred by the Company in compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the underwriters, if any, blue sky fees and expenses and the third-party expenses of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company);

         (viii) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders;

         (ix)  "Act" shall mean the Securities Act of 1933, as amended; and

         (x)  "Exchange Act" shall mean the Securities Exchange Act of 1934.

         2.  REQUESTED REGISTRATION.

         (i) REQUEST FOR REGISTRATION. If the Company shall receive from an Initiating Holder, at any time after a Qualifying IPO, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

              (A) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

              (B) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other

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    state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution as soon as is practicable of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) business days after written notice from the Company is given under Section 2(i)(A) above; PROVIDED that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2:

              (a) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder;

              (b) After the Company has effected a total of two (2) such registrations pursuant to this Section 2 and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; or

              (c) If the Registrable Securities requested by all Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $10,000,000.

         The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2(ii) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no absolute right to include any of its securities in any such registration.

         The registration rights set forth in this Section 2 are personal to the Holders and shall not be assignable, by operation of law or otherwise.

         (ii) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.

         If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to Section 2, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company

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or otherwise, to have securities included in such a registration (the "Other
Stockholders") request such inclusion, the Holders shall offer to include the securities of such officers, directors and Other Stockholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 2. The Holders whose shares are to be included in such registration and the Company shall (together with all officers, directors and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 2, if the representative advises the Holders that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors of the Company and the securities held by Other Stockholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of such shares, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis (based on the number of shares proposed to be sold by such Holder), by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the representative so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

         (iii) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting the filing of a registration statement pursuant to Section 2(i), a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; PROVIDED, HOWEVER, that the Company may not utilize this right more than once in any twelve (12) month period.

         3.  COMPANY REGISTRATION.

         (i) If, at any time after a Qualifying IPO, the Company shall determine to register any of its equity securities either for its own account or for the account of a security

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holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

              (A) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

              (B) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within twenty (20) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 3(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities.

         (ii) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 3(i)(A). In such event, the right of each of the Holders to registration pursuant to this Section 3 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3, if the representative determines that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Stockholders of the Company (other than securities held by holders who by contractual right initiated the demand for such registration ("Demanding Holders")) shall be excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders shall be reduced, on a pro rata basis (based on the number of shares proposed to be sold by such Holder or Demanding Holder), by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or Demanding Holders


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

or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         (iii) NUMBER AND TRANSFERABILITY. Each of the Holders shall be entitled to have its shares included in an unlimited number of registrations pursuant to this Section 3. The registration rights granted pursuant to this
Section 3 are personal to the Holders and shall not be assignable, by operation of law or otherwise.

         4. EXPENSES OF REGISTRATION. All Registration Expenses and Selling Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2 of this Agreement shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. Without limiting the generality of the foregoing, in the event the Company includes shares in any registration, qualification or compliance pursuant to Section 2 of this Agreement, the Company shall pay the Registration Expenses in proportion to the Company's share of the total number of shares included in such registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 3 of this Agreement shall be borne by the Company (or the Demanding Holders if so provided in the applicable contract), and all Selling Expenses incurred in connection with any such registration, qualification or compliance shall be borne by the Holders of securities so registered pro rata on the basis of the number of shares so registered.

         5. REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. The Company will:

              (i) Keep such registration effective for a period of one hundred eighty (180) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (A) such 180-day period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration in accordance with provisions in Section 9 hereof; and
    (B) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (1) includes any prospectus required by Section 10(a) of the Act or (2) reflects facts or

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    events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (1) and (2) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement.

              (ii) Furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request; PROVIDED, HOWEVER, that the Holders, pro rata on the basis of the number of their shares so included in such registration, reimburse the Company for expenses incurred in performing its obligations under this Section 5.

              (iii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

              (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

              (v) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

              (vii) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (A) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (B) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in

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    an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable
    Securities.

         6.  INDEMNIFICATION.

         (i) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

         (ii) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each Other Stockholder and each of their officers, directors, and partners, and each person controlling such Other Stockholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements by such Holder therein not misleading, and will reimburse the Company and such Other Stockholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or

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omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of securities sold as contemplated herein.

         (iii)  Each party entitled to indemnification under this Section 6
(the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party and the Indemnified Party in such action, in which case the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

         (iv) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (v) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten public offering contemplated by this Agreement are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall be controlling.

         (vi) The foregoing indemnity agreement of the Company and Holders is subject to the condition that, insofar as they relate to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter if a copy of the Final Prospectus was furnished to the underwriter and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

         7. INFORMATION BY THE HOLDERS. Each of the Holders and each Other Stockholder holding securities included in any registration, shall furnish to the Company such information regarding such Holder or Other Stockholder and the distribution proposed by such Holder or Other Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

         8.  RULE 144 REPORTING.

         With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

              (i) make and keep public information available as those terms are understood and defined in Rule 144, at all times from and after ninety
    (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

              (ii) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

              (iii) so long as the Holder owns any Registrable Securities, furnish to the Holder upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

         9. "MARKET STAND-OFF" AGREEMENT. Each Holder agrees, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Class A Common Stock (or other securities) of the Company held by such Holder during the 180 day period following the effective date of the initial registration statement of the Company relating to any such securities filed under the Act and during the 90 day period following any subsequent registration statement filed under the Act.

         If requested by the underwriters, the Holders shall execute a separate agreement to the foregoing effect. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of such period.

         10. TERMINATION. The registration rights set forth in this Agreement shall not be available to any Holder if, in the opinion of counsel to the Company, all of the Registrable Securities then owned by such Holder could be sold in any 90-day period pursuant to Rule 144 under the Act (without giving effect to the provisions of Rule 144(k)). In addition, the registration rights set forth in this Agreement shall terminate upon the transfer or assignment of the Registrable Securities or the Class B Stock that is convertible to the Class A Stock.

         11. NOTICES. All communications provided for hereunder shall be sent by first-class mail or facsimile and (a) if addressed to a Holder, addressed to the Holder at the address or fax number contained on Schedule A to this Agreement, or at such other address or fax number as such party shall have furnished to the Company in writing or (b) if addressed to the Company, at 155 108th Avenue NE, 8th Floor, Bellevue, Washington 98004, Attention: General Counsel, or fax number (206) 519-8910 or at such other address or fax number, or to the attention of such other officer, as the Company shall have furnished to each Holder of Registrable Securities at the time outstanding. Notices sent by first-class mail shall be deemed received three days after the date of deposit of such notice in the United States mail. Notices sent by facsimile shall be deemed received upon receipt by the notified party's facsimile machine.

         12. NO ASSIGNMENT. This Agreement is personal to the Holders and shall not be assignable, by operation of law or otherwise.

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

         13. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         14. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Washington.

         15. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                             EAGLE RIVER INVESTMENTS, L.L.C.


                             By:   /s/ C. James Judson
                                  ----------------------------------
                                  Name:    C. James Judson
                                         ---------------------------
                                  Title:   Manager
                                         ---------------------------

                             NEXTLINK, INC.


                             By:    /s/ R. Bruce Easter, Jr.
                                  ----------------------------------
                                  Name:  R. Bruce Easter, Jr.
                                        ----------------------------
                                  Title:  Vice President
                                        ----------------------------

                             BWP, INC.


                             By:   /s/ Doug Bean
                                  ----------------------------------
                                  Name:   Doug Bean
                                        ----------------------------
                                  Title:  President
                                        ----------------------------

                             ROWENA FAMILY LIMITED LIABILITY COMPANY


                             By:    /s/ Scot B. Jarvis
                                  ----------------------------------
                                  Name:   Scot B. Jarvis
                                        ----------------------------
                                  Title:  Member
                                        ----------------------------

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

                             PENNS LIGHT COMMUNICATIONS, INC.


                             By:    /s/ Gary A. Rawding
                                  ----------------------------------
                                  Name:  Gary A. Rawding
                                        ----------------------------
                                  Title:   President & CEO
                                        ----------------------------

                             PROBE VENTURES CORP.


                             By:      /s/ Victor Schnee
                                  ----------------------------------
                                  Name:    Victor Schnee
                                        ----------------------------
                                  Title:   President
                                        ----------------------------

                             CITY SIGNAL, INC.


                             By:     /s/ R. Postma
                                  ----------------------------------
                                  Name:   R. Postma
                                        ----------------------------
                                  Title:  Secretary & General Counsel
                                        -----------------------------

                             U.S. NETWORK CORPORATION


                             By:
                                  ----------------------------------
                                  Name:
                                        ----------------------------
                                  Title:
                                        ----------------------------




                             ---------------------------------------
                             G. ANDREW BARFUSS




                             ---------------------------------------
                             J. MERRILL BEAN



                             ---------------------------------------
                             JOAN BEAN

                             NEXTLINK COMMUNICATIONS, INC.


                             By:    /s/ R. Bruce Easter, Jr.
                                  ----------------------------------
                                  Name:   R. Bruce Easter, Jr.
                                        ----------------------------
                                  Title:   Vice President
                                        ----------------------------



                                 /s/ Scot B. Jarvis
                             ---------------------------------------
                             SCOT JARVIS

                                      SCHEDULE A

                            HOLDERS' ADDRESSES FOR NOTICES


EAGLE RIVER INVESTMENTS, L.L.C.
c/o C. James Judson
2300 Carillon Point
Kirkland, WA 98033
Fax:  (206)828-8060

NEXTLINK, INC.
c/o R. Bruce Easter, Jr.
155 108th Avenue N.E., Suite 810
Bellevue, WA 98004
Fax:  (206)519-8910

BWP, INC.
c/o Robert Kingery
700 S.W. Washington, 8th Floor
Portland, OR 97205
Fax:  (503)727-6821

ROWENA FAMILY LIMITED LIABILITY COMPANY
c/o Scot Jarvis
4153 Issaquah Pine Lake Road
Issaquah, WA 98029
Fax:  (206)392-9944

PENNS LIGHT COMMUNICATIONS, INC.
c/o Gary Rawding
925 Berkshire Blvd.
Wyomissing, PA 91610
Fax:  (610)288-5666

PROBE VENTURES CORP.
c/o Victor Schnee
Three Wing Drive, Suite 240
Cedar Knolls, NJ 07927-1000
Fax:  (201)285-1519

CITY SIGNAL, INC.
c/o Richard Postma
Miller, Johnson, Snell & Cummiskey
800 Calder Plaza Building
Grand Rapids, MI 49503
Fax:  (616)459-6708

U.S. NETWORK CORPORATION
c/o Ron Gavillet
10 South Riverside Plaza, Suite 401
Chicago, IL 60606-3709
Fax:  (312)906-3636

G. ANDREW BARFUSS
1499 North Cherry Blossom Drive
Farmington, UT 84025-3900
Fax:  (801)451-9708

J. MERRILL BEAN
1972 North 2600 East
Layton, UT 84040
Fax:  (801)451-9708

JOAN BEAN
1972 North 2600 East
Layton, UT 84040
Fax:  (801)451-9708

SCOT JARVIS
4153 Issaquah Pine Lake Road
Issaquah, Washington 98029
Fax:  (206) 392-9944